Exhibit 24.1

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-8 relating to the registration of shares of the Company’s common stock, par value $0.01 to be issued under each of the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan and the SunCoke Energy, Inc. Retainer Stock Plan for Outside Directors, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of August 2011.

Signature	Title

/s/ Alvin Bledsoe	Director
Alvin Bledsoe

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-8 relating to the registration of shares of the Company’s common stock, par value $0.01 to be issued under each of the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan and the SunCoke Energy, Inc. Retainer Stock Plan for Outside Directors, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of August 2011.

Signature	Title

/s/ Robert J. Darnall	Director
Robert J. Darnall

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-8 relating to the registration of shares of the Company’s common stock, par value $0.01 to be issued under each of the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan and the SunCoke Energy, Inc. Retainer Stock Plan for Outside Directors, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of August 2011.

Signature	Title

/s/ Stacy L. Fox	Director
Stacy L. Fox

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-8 relating to the registration of shares of the Company’s common stock, par value $0.01 to be issued under each of the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan and the SunCoke Energy, Inc. Retainer Stock Plan for Outside Directors, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of August 2011.

Signature	Title

/s/ Peter B. Hamilton	Director
Peter B. Hamilton

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-8 relating to the registration of shares of the Company’s common stock, par value $0.01 to be issued under each of the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan and the SunCoke Energy, Inc. Retainer Stock Plan for Outside Directors, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of August 2011.

Signature	Title

/s/ Michael J. Hennigan	Director
Michael J. Hennigan

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-8 relating to the registration of shares of the Company’s common stock, par value $0.01 to be issued under each of the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan and the SunCoke Energy, Inc. Retainer Stock Plan for Outside Directors, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of August 2011.

Signature	Title

/s/ Brian P. MacDonald	Director
Brian P. MacDonald

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-8 relating to the registration of shares of the Company’s common stock, par value $0.01 to be issued under each of the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan and the SunCoke Energy, Inc. Retainer Stock Plan for Outside Directors, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of August 2011.

Signature	Title

/s/ Dennis Zeleny	Director
Dennis Zeleny